Subsequent Event	12 Months Ended
Dec. 27, 2014
Subsequent Event [Abstract]
Subsequent Event [Text Block]
Note 27: Subsequent Event
Subsequent to the end of 2014 and in the second quarter of 2015, we entered into a definitive agreement to acquire Altera Corporation (Altera) in an all-cash transaction expected to close within six to nine months from the date of the agreement. Upon completion of the acquisition, each outstanding share of Altera common stock and, subject to certain exceptions, each share of Altera common stock underlying vested stock option awards, restricted stock unit awards and performance-based restricted stock unit awards will be converted into the right to receive $54.00 per share in cash, without interest. As of the date we entered into the agreement, the transaction had an approximate value of $16.7 billion. This transaction is subject to certain regulatory approvals and customary closing conditions, including the approval of Altera's stockholders.